Note 6 - Property and Equipment	12 Months Ended
Mar. 31, 2018
Disclosure Text Block [Abstract]
Note 6 - Property and Equipment

Note 6 - Property and Equipment

Property and equipment is recorded at cost and depreciated using the straight-line method over the estimated useful lives of the asset or, in the case of leasehold improvements amortized over the lesser of the useful life of the asset or the underlying lease term. We recorded depreciation expense of $0.8 million and $0.4 million for the fiscal years ended March 31, 2018 and March 31, 2017, respectively. Property and equipment is comprised of the following:

	March 31,
	2018	2017
Computer and software	$151,748	$151,748
Machinery and equipment	1,094,472	981,130
Leaseholds	4,357,779	4,185,528
Construction in progress	3,193,767	83,812
Capital lease - building	6,425,000	3,900,000
	15,222,766	9,302,218
Less accumulated depreciation and amortization	(1,463,609)	(659,541)
Property and Equipment, Net	$13,759,157	$8,642,677